SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                November 19, 2002


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


         Delaware                                                 22-2115841
State or other jurisdiction                                   (I.R.S. Employer
    of incorporation)                                        Identification No.)

                                     1-12680
                            (Commission File Number)

         4340 Almaden Expressway, Suite 220, San Jose, California 95118
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 979-2955

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Item 5. Other Events.

         Oryx Technology Corp. (the "Company") announced in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference, that it received a Nasdaq Staff Determination on November 19, 2002 indicating that the Company fails to comply with the stockholders' equity requirement for continued listing set forth in Marketplace Rule 4310(c)(2)(B) and that its securities are, therefore subject to delisting from The Nasdaq SmallCap Market. In reply to the Company's request, Nasdaq has scheduled a hearing before a Nasdaq Listing Qualifications Panel on January 9, 2003 to review the Staff Determination. The delisting of the Company's securities will be stayed pending the Panel's decision. There can be no assurance that the Panel will grant the Company's request for continued listing.


Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         99.1     Press Release dated November 25, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 26, 2002                    ORYX TECHNOLOGY CORP.
                                            (Registrant)


                                            By: /s/ Mitchel Underseth
                                                -----------------------
                                                Mitchel Underseth
                                                Chief Financial Officer

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